Supplement, dated July 28, 1998, to the prospectus, dated May 1, 1998 of
                     Seligman Portfolios, Inc. (the "Fund")


      Effective  immediately,  the following supersedes and replaces the related
information   set   forth   in   the   Fund's   prospectus   under   "Management
Services--Portfolio Management."

      Rodney D. Collins, Vice President, Investment Officer of the Manager, is Co-Portfolio Manager of the Seligman Common Stock Portfolio and Seligman Income Portfolio. Mr. Collins is also Co-Portfolio Manager of Seligman Common Stock Fund, Inc., Seligman Income Fund, Inc., and Tri-Continental Corporation. Mr. Collins joined the Manager in 1992 as an investment associate.


PORT3-7/98